UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22546

ClearBridge Energy MLP Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2016

CLEARBRIDGE

ENERGY MLP

OPPORTUNITY FUND

INC. (EMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Opportunity Fund Inc. for the twelve-month reporting period ended November 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

II	ClearBridge Energy MLP Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 26.3% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

December 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Energy MLP Opportunity Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the Energy sector. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We currently focus primarily on investments in MLPs with operations in crude oil, natural gas liquids and refined products infrastructure. We believe that the increased supply of domestic oil and natural gas liquids — due primarily to recent shale gas discoveries — makes MLPs focused on these liquid products well positioned for long-term growth.

However, should macroeconomic energy, political, regulatory or tax considerations evolve, and other types of MLPs become more attractive, we may look to invest in these new opportunities.

ClearBridge Investments, LLC is the Fund’s subadviser. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Richard A. Freeman, Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The major U.S. equity broad indices posted positive returns for the twelve-month reporting period ended November 30, 2016, as the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii gained 10.91% and 8.06%, respectively. The NASDAQ Composite Indexiii lagged somewhat but still gained 5.53% during the reporting period. Throughout the period, investors focused on the Federal Reserve Board’s (the “Fed”)iv rate strategy, underwhelming but improving U.S. economic reports, volatile and suppressed commodity prices, and political events in the U.S. and Europe.

The market traded roughly flat until a correction in the early part of 2016, when stocks fell. Investors became increasingly concerned about mediocre corporate profits and signs that the U.S. economy was slowing down; in addition, the price of oil dropped to $26 per barrel on concerns over a supply-demand imbalance. Combined with ongoing worries about the rate of global economic growth, persistently low interest rates and political risks — highlighted in late June by “Brexit”, the United Kingdom’s surprise vote to leave the European Union — there were numerous potential pitfalls for the market through the first half of 2016. But by-and-large, the market shook off these concerns after hitting a February 11, 2016 low to rise to record highs in August 2016. In October 2016, concerns about the economic implications of the outcome of the volatile U.S. presidential election campaign hurt stocks, as most major U.S. indices experienced a small drop. But optimism reigned after the election of Donald Trump as the next president of the United States, as investors came to view his likely economic policies favorably, pushing indices to new heights. Oil prices recovered somewhat by April 2016 and traded roughly in the $40-$50

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

range for the remainder of the reporting period, but remained volatile within that band as investors weighed supply and demand drivers like the Organization of Petroleum Exporting Countries’ (“OPEC”) planned production cuts, the re-introduction of Libyan and Iranian oil, and global economic growth concerns.

The U.S. economy continued to expand during the reporting period, though U.S. gross domestic product (“GDP”)v growth as measured by the U.S. Department of Commerce remained tepid in the early part of the reporting period, averaging just above 1%. Third quarter 2016 GDP growth picked up substantially, however, hitting 3.2% on strong consumer spending and better-than-expected net exports. The employment situation continued to improve as well. Despite some slowing in non-farm payroll increases in the last three months of the reporting period — in addition to a lackluster May 2016, when just 24,000 new jobs were created — the overall picture of employment appeared strong, with the average number of new jobs created each month during the year ended November 30, 2016, coming in at roughly 188,000. Meanwhile, the Fed preferred measure of inflation — core personal consumption expenditures — continued its slow march upward to the central bank’s long-term target. After the Fed raised interest rates once in late 2015, mixed economic data in the summer convinced the Fed to keep rates static for the remainder of the twelve-month reporting period. Persistently low rates contributed to further flatten the yield curvevi in the U.S., and with trillions of dollars in negative-yielding sovereign debt in Japan and Europe, investors sought potential return in income-generating equities in the Consumer Staples, Real Estate, Telecommunication Services and Utilities sectors. At its bottom, the ten-year Treasury yield hit 1.37% in early July 2016, the lowest level in decades. But this dynamic began to shift toward the end of the third quarter and into the fourth quarter of 2016, as cyclical1 sectors began to make a comeback.

This trend was further boosted with the election of Donald Trump as the next president of the United States. Post-election optimism that the president elect and the incoming Republican Congress would likely boost economic growth via tax cuts, a reduction in regulations and infrastructure spending buoyed markets and gave new winds in the sails of financials, energy and industrials stocks. The market has now embedded greater inflation expectations and higher interest rates. Bond prices fell and the yield curve steepened, as the ten-year Treasury yield came in near 2.4% to close out the reporting period.

Q. What were the overall market conditions for the MLP sector during the reporting period?

A. In late 2015 and early 2016, MLP stocks were exceedingly weak due largely to both plummeting oil prices and fears that MLP companies would not be able to access capital markets to fund capital expenditure commitments. Oil prices have increased roughly 90% off the February 11, 2016 bottom. Investor sentiment toward MLP stocks has improved with oil prices, as the Alerian MLP Indexvii gained 9.28% during the reporting period. While capital market access for MLPs was dramatically reduced in the early part of the year when commodity prices

[1]	Cyclicals consists of the following sectors: Energy, Financials, Materials and Industrials.

2	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

were collapsing, access to capital has improved dramatically as the commodities have recovered, alleviating fears that the companies would not be able to fund capital expenditures.

The second half of the reporting period was a volatile time for energy commodities, as concerns abounded on continued strength of the U.S. dollar, global oil supply-demand imbalances, the entry of Libyan and Iranian oil, and the likelihood of an agreement by OPEC to cut production. Trump’s victory in November 2016 was seen, on balance, as mostly positive for the MLP industry. The president elect’s policies on energy tilt toward a reduction in regulations, easing pipeline construction and U.S. energy independence, all ideas that should allow for further build-out of energy transportation infrastructure. The investment case for MLPs relies in large part on one’s outlook for energy production. As the primary movers, processers and storers of oil and gas, MLP fundamentals rely most significantly on the volume of oil and gas produced. Thus, more production should be beneficial for MLPs. However, a boost in U.S. oil and gas production could keep prices tempered for the foreseeable future, possibly negatively impacting sentiment toward MLP stocks. To close out the reporting period, OPEC agreed to a modest production cut of 1.2 million barrels of oil per day, pushing the price of West Texas Intermediate crude oil up to $49.44, from $46.86 at the end of October 2016. The focus will now be on implementation and adherence to the agreement, which should provide some movement toward a supply-demand balance.

We have also seen mergers and acquisitions and roll-up activity in the MLP space pick up in the last year, in particular, general partner (“GP”) acquisitions of their limited partner (“LP”). The GP normally has a cost effective way of raising capital for growth projects in the LP, but if the LP cannot raise capital because of an over-leveraged balance sheet and growing cost of equity, growth projects will be difficult to finance. In this situation it may make sense to consolidate the GP and LP or cut the distribution at the LP. But in general, in our view, MLP balance sheets are in decent shape. For those MLPs with stretched balance sheets, reduced capital spending can reduce leverage metrics over time. Cash flow growth from new projects can also reduce balance sheet leverage if these incremental cash flows are used to reduce debt instead of increasing distributions. Finally, a cut in distributions can help reduce leverage, but we have yet to see major cuts to distributions.

It is also important to remember that while oil dominates the headlines, it is not the only game in town. In fact, natural gas is actually the more important commodity for U.S. oil and gas producers, as gas constitutes 54% of total oil and gas production, compared to 37% for crude oil and 9% for natural gas liquids (NGLs), a resource that is found alongside oil and gas.

While stabilizing oil prices have reduced concern about the outlook for the U.S. oil industry, it is precisely the advent of low-cost shale gas that makes the outlook for natural gas so robust. As the price of natural gas has declined, it has become cost competitive with coal as a fuel source for generating electricity. With competitive costs and a far better environmental profile than coal, natural gas has taken significant market share. Given America’s tremendous supply of low-cost natural gas and the environmental benefits of gas compared to coal, we expect this trend to continue.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

In addition to coal-to-gas switching, low-cost gas is continuing to drive renewed manufacturing activity and increased petrochemical production, which further increase the demand for gas. And in a development that was unimaginable just a few years ago, the U.S. is now a net exporter of natural gas. The first liquefied natural gas (“LNG”) export facility came online in February of this year, and others are expected to follow in the years ahead. The combination of all of these demand drivers results in a robust outlook for natural gas production, regardless of the price of oil. This should also create strong growth for MLPs for years to come. Thus, for natural gas, lower prices are actually driving increased demand for gas. Increased demand requires increased production and increased production means more infrastructure that will, in turn, drive growth for the midstream MLPs.

Q. How did we respond to these changing market conditions?

A. With the sharp correction in late 2015 and early 2016, the Fund reduced leverage in the portfolio to decrease risk and remain within required leverage limitations. Lower leverage resulted in reduced net asset value (“NAV”)viii and, in February 2016, the Fund decreased its quarterly distribution accordingly. Despite the volatility experienced during the reporting period, our view of MLP fundamentals remains largely intact. Over the long term we expect growing U.S. production of oil and gas will necessitate increased energy infrastructure investment. We expect MLPs to provide this required infrastructure which should lead to continued distribution growth from the Fund’s portfolio holdings. We believe continued modest distribution growth, ready access to capital markets, healthy balance sheets and improved investor sentiment position MLP stocks well going forward.

Through energy pricing cycles, our investment approach has remained consistent. We continue to focus on MLP and infrastructure companies that are engaged in the midstream sector — transportation, processing and storage of crude oil, natural gas and natural gas liquids. These companies are generally less exposed to the volatility of commodity prices and have business models that are largely fee-based. We focus on companies with high-quality assets, healthy balance sheets and good growth prospects.

Performance review

For the twelve months ended November 30, 2016, ClearBridge Energy MLP Opportunity Fund Inc. returned 0.68% based on its NAV and -2.83% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Energy MLP Closed-End Funds Category Averageix returned 10.27% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund’s underperformance relative to the Lipper Energy MLP Closed-End Funds Category Average was largely due to the negative impacts of the cost of reducing the leverage of the Fund during the reporting period. Further, the inability of the Fund to redeem outstanding notes and preferred shares quickly during the correction added to relative underperformance. The redemption of the outstanding notes and preferred shares caused the Fund to incur prepayment penalties, as well as the write off of debt issuance and offering costs and the write off of preferred stock offering costs. Outside the negative impacts to NAV from the reduction of the Fund’s leverage,

4	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

the Fund’s portfolio performance attribution was positive for sector and security selection effects relative to the Alerian MLP Index over the reporting period.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.28 per share, all of which will be treated for tax purposes as a return of capital. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2016
Price Per Share	12-Month Total Return*
$13.84 (NAV)	0.68	%†
$12.83 (Market Price)	-2.83	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Gathering/Processing, Liquids Transportation & Storage and Natural Gas Transportation & Storage sub-sectors contributed meaningfully to absolute performance during the period. In terms of individual Fund holdings, the top contributors to performance for the period were Targa Resources Corp., ONEOK Partners LP, Williams Partners LP, Rice Midstream Partners LP and DCP Midstream Partners LP.

Q. What were the leading detractors from performance?

A. The Diversified Energy Infrastructure and Shipping sub-sectors detracted meaningfully from absolute performance during the reporting period. In terms of individual Fund holdings, leading detractors from performance for the period included positions in Energy Transfer Equity LP, Targa Resources Partners LP, Kinder Morgan Inc., Teekay Offshore Partners LP and MarkWest Energy Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established several new Fund positions, including NuStar Energy LP, Macquarie Infrastructure Corporation, Dominion Midstream Partners LP, Noble Midstream Partners LP and Cheniere Energy Partners LP. During the period, Targa Resources Partners LP was acquired by Targa Resources Corp., Rose Rock Midstream LP was acquired by SemGroup Corporation, and MarkWest Energy Partners LP was acquired by MPLX LP. We also sold out of Kinder Morgan Inc., Energy Transfer Equity LP, Teekay Offshore Partners LP, Williams Companies, Inc. and Columbia Pipeline Partners LP.

Looking for additional information?

The Fund is traded under the symbol “EMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMOX” on most financial websites.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	5

Fund overview (cont’d)

Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Chris Eades

Portfolio Manager

ClearBridge Investments, LLC

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

December 16, 2016

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. All investments are subject to risk, including the risk of loss. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy or commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares, and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

6	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

The Fund may invest in small-capitalization or illiquid securities, which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of November 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total net assets) as of November 30, 2016 were: Enterprise Products Partners LP (12.4%), Targa Resources Corp. (9.3%), Energy Transfer Partners LP (9.1%), Buckeye Partners LP (8.9%), Magellan Midstream Partners LP (8.4%), Enbridge Energy Partners LP (8.3%), Genesis Energy LP (7.6%), ONEOK Partners LP (7.3%), Western Gas Partners LP (5.4%) and Williams Partners LP (5.2%). Please refer to pages 9 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2016 were: Liquids Transportation & Storage (47.3%), Diversified Energy Infrastructure (39.5%), Gathering/Processing (22.5%), Oil, Gas & Consumable Fuels (13.9%) and Natural Gas Transportation & Storage (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 24 funds in the Fund’s Lipper category.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and November 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Schedule of investments

November 30, 2016

ClearBridge Energy MLP Opportunity Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 132.0%
Diversified Energy Infrastructure — 39.5%
Energy Transfer Partners LP	1,112,937	$39,086,348
Enterprise Products Partners LP	2,069,357	53,658,427
Genesis Energy LP	940,450	32,859,323
ONEOK Partners LP	757,830	31,677,294
Plains GP Holdings LP, Class A Shares	374,465	13,166,189
Total Diversified Energy Infrastructure		170,447,581
Gathering/Processing — 22.5%
Antero Midstream Partners LP	233,000	6,563,610
Blueknight Energy Partners LP	705,845	4,658,577
DCP Midstream Partners LP	500,995	17,349,457
Dominion Midstream Partners LP	253,970	6,501,632
Enable Midstream Partners LP	352,480	5,505,738
EnLink Midstream Partners LP	960,658	16,830,728
Midcoast Energy Partners LP	11,984	74,900
Noble Midstream Partners LP	173,220	5,555,165	*
Rice Midstream Partners LP	491,467	10,591,114
Western Gas Partners LP	409,230	23,354,756
Total Gathering/Processing		96,985,677
General Partner — 3.0%
Tallgrass Energy GP LP	532,210	12,879,482
Liquids Transportation & Storage — 47.3%
Buckeye Partners LP	599,206	38,552,914
Delek Logistics Partners LP	328,530	8,393,942
Enbridge Energy Partners LP	1,457,134	35,991,210
Global Partners LP	203,670	3,217,986
Holly Energy Partners LP	280,732	9,056,414
Magellan Midstream Partners LP	526,520	36,461,510
NuStar Energy LP	282,190	13,471,751
PBF Logistics LP	575,000	10,723,750
Plains All American Pipeline LP	634,540	20,908,093
Sunoco Logistics Partners LP	572,160	13,554,470
Tesoro Logistics LP	169,600	7,993,248
World Point Terminals LP	359,640	6,049,145
Total Liquids Transportation & Storage		204,374,433
Natural Gas Transportation & Storage — 9.6%
Cheniere Energy Partners LP	176,770	5,191,735
Spectra Energy Partners LP	36,550	1,553,010
TC Pipelines LP	230,630	12,257,984

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

November 30, 2016

ClearBridge Energy MLP Opportunity Fund Inc.

Security		Shares/ Units	Value
Natural Gas Transportation & Storage — continued
Williams Partners LP		612,551	$22,358,111
Total Natural Gas Transportation & Storage			41,360,840
Oil/Refined Products — 5.6%
JP Energy Partners LP		220,440	1,825,243
MPLX LP		548,047	18,003,344
Shell Midstream Partners LP		113,200	3,122,056
VTTI Energy Partners LP		75,300	1,344,105
Total Oil/Refined Products			24,294,748
Propane — 2.1%
AmeriGas Partners LP		200,690	9,006,967
Refining — 0.7%
Western Refining Logistics LP		157,115	3,236,569
Shipping — 1.7%
KNOT Offshore Partners LP		330,971	7,215,168
Total Master Limited Partnerships (Cost — $476,952,932)			569,801,465

		Shares
Common Stocks — 16.6%
Energy — 13.9%
Oil, Gas & Consumable Fuels — 13.9%
SemGroup Corp., Class A Shares		556,924	20,077,110
Targa Resources Corp.		752,233	40,086,497
Total Energy			60,163,607
Industrials — 2.7%
Transportation Infrastructure — 2.7%
Macquarie Infrastructure Corp.		140,880	11,543,707
Total Common Stocks (Cost — $40,968,239)			71,707,314
Total Investments before Short-Term Investments (Cost — $517,921,171)			641,508,779

	Rate
Short-Term Investments — 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $9,166,566)	0.256%	9,166,566	9,166,566
Total Investments** — 150.7% (Cost — $527,087,737#)			650,675,345
Mandatory Redeemable Preferred Stock, at Liquidation Value — (5.3)%			(23,000,000)
Liabilities in Excess of Other Assets — (45.4)%			(196,015,291)
Total Net Assets Applicable to Common Shareholders — 100.0%			$431,660,054

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

#	Aggregate cost for federal income tax purposes is $448,459,630.

See Notes to Financial Statements.

10	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Statement of assets and liabilities

November 30, 2016

Assets:
Investments, at value (Cost — $527,087,737)	$650,675,345
Current tax receivable	62,321
Interest receivable	1,812
Prepaid expenses	58,855
Total Assets	650,798,333

Liabilities:
Senior Secured Notes (net of deferred debt issuance and offering costs of $731,848) (Note 6)	122,268,152
Deferred tax liability (Note 10)	41,973,582
Loan payable (Note 5)	24,000,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 230 shares issued and outstanding) (net of deferred offering costs of $334,014) (Note 7)	22,665,986
Payable for securities purchased	5,751,984
Interest payable	1,421,618
Investment management fee payable	482,626
Distributions payable to Mandatory Redeemable Preferred Stockholders	49,008
Directors’ fees payable	8,018
Accrued expenses	517,305
Total Liabilities	219,138,279
Total Net Assets Applicable to Common Shareholders	$431,660,054

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value, 31,196,056 shares issued and outstanding; 100,000,000 shares authorized)	$31,196
Paid-in capital in excess of par value	385,657,606
Accumulated net investment loss, net of income taxes	(44,588,343)
Accumulated net realized gain on investments, net of income taxes	12,822,990
Net unrealized appreciation on investments, net of income taxes	77,736,605
Total Net Assets Applicable to Common Shareholders	$431,660,054

Common Shares Outstanding	31,196,056

Net Asset Value Per Common Share	$13.84

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	11

Statement of operations

For the Year Ended November 30, 2016

Investment Income:
Dividends and distributions	$49,373,206
Return of capital (Note 1(e))	(50,811,115)
Net Dividends and Distributions	(1,437,909)
Interest	3,656
Total Investment Loss	(1,434,253)

Expenses:
Interest expense (Note 5, 6 and 7)	6,975,463
Investment management fee (Note 2)	5,710,916
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	1,393,825
Amortization and write-off of preferred stock offering costs (Note 7)	516,030
Amortization and write-off of debt issuance and offering costs (Note 6)	353,955
Legal fees	321,947
Commitment fees (Note 5)	303,153
Audit and tax fees	271,800
Directors’ fees	109,021
Transfer agent fees	82,098
Fund accounting fees	42,398
Shareholder reports	34,568
Franchise taxes	31,383
Stock exchange listing fees	28,696
Rating agency fees	17,375
Insurance	10,048
Custody fees	5,974
Miscellaneous expenses	76,336
Total Expenses	16,284,986
Net Investment Loss, before income taxes	(17,719,239)
Net current and deferred tax benefit (Note 10)	5,271,861
Net Investment Loss, net of income taxes	(12,447,378)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 10):
Net Realized Gain (Loss) From:
Investment transactions	(47,941,791)
Deferred tax benefit (Note 10)	17,786,404
Net Realized Loss, net of income taxes	(30,155,387)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	62,851,385
Deferred tax expense (Note 10)	(23,439,336)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	39,412,049
Net Gain on Investments, net of income taxes	9,256,662
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(3,190,716)

See Notes to Financial Statements.

12	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2016	2015

Operations:
Net investment loss, net of income taxes	$(12,447,378)	$(5,650,478)
Net realized gain (loss), net of income taxes	(30,155,387)	22,919,662
Change in net unrealized appreciation (depreciation), net of income taxes	39,412,049	(296,844,853)
Decrease in Net Assets Applicable to Common Shareholders From Operations	(3,190,716)	(279,575,669)

Distributions to Common Shareholders From (Note 1):
Return of capital	(39,881,280)	(46,535,927)
Decrease in Net Assets From Distributions to Common Shareholders	(39,881,280)	(46,535,927)

Fund Share Transactions:
Reinvestment of distributions (155,224 and 119,950 shares issued, respectively)	1,410,157	1,778,547
Shelf registration offering costs (Note 8)	—	(102,197)
Increase in Net Assets From Fund Share Transactions	1,410,157	1,676,350
Decrease in Net Assets Applicable to Common Shareholders	(41,661,839)	(324,435,246)

Net Assets Applicable to Common Shareholders:
Beginning of year	473,321,893	797,757,139
End of year*	$431,660,054	$473,321,893
*Includes accumulated net investment loss, net of income taxes, of:	$(44,588,343)	$(32,140,965)

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	13

Statement of cash flows

For the Year Ended November 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(3,190,716)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(138,809,286)
Sales of portfolio securities	276,790,353
Net purchases, sales and maturities of short-term investments	(9,166,566)
Return of capital	50,811,115
Decrease in receivable for securities sold	273,077
Increase in prepaid expenses	(12,601)
Increase in interest receivable	(1,812)
Decrease in current tax receivable	79,189
Increase in payable for securities purchased	5,751,984
Decrease in investment management fee payable	(178,219)
Decrease in Directors’ fees payable	(1,155)
Decrease in interest payable	(600,858)
Increase in accrued expenses	158,115
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(75,282)
Decrease in deferred tax liability	(633,218)
Net realized loss on investments	47,941,791
Change in net unrealized appreciation (depreciation) of investments	(62,851,385)
Net Cash Provided by Operating Activities*	166,284,526

Cash Flows From Financing Activities:
Distributions paid on common stock	(38,471,123)
Redemption of Senior Secured Notes	(52,000,000)
Decrease in loan payable	(36,000,000)
Redemption of Mandatory Redeemable Preferred Stock	(47,000,000)
Decrease in deferred debt issuance and offering costs	275,540
Decrease in preferred stock offering costs	513,696
Net Cash Used in Financing Activities	(172,681,887)
Net Decrease in Cash	(6,397,361)
Cash at Beginning of Year	6,397,361
Cash at End of Year	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,410,157

*	Included in operating expenses is cash of $7,859,604 paid for interest and commitment fees on borrowings and $935,100 paid for income taxes, net of refunds, if any.

See Notes to Financial Statements.

14	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$15.25	$25.80	$23.53	$20.04	$19.07

Income (loss) from operations:
Net investment loss	(0.40)	(0.18)	(0.29)	(0.31)	(0.17)
Net realized and unrealized gain (loss)	0.27	(8.86)	3.96	5.17	2.48
Total income (loss) from operations	(0.13)	(9.04)	3.67	4.86	2.31

Less distributions to common shareholders from:
Dividends	—	—	—	(0.78)	—
Return of capital	(1.28)	(1.51)	(1.40)	(0.59)	(1.34)
Total distributions to common shareholders	(1.28)	(1.51)	(1.40)	(1.37)	(1.34)

Net asset value, end of year	$13.84	$15.25	$25.80	$23.53	$20.04

Market price, end of year	$12.83	$14.71	$23.55	$23.02	$20.37
Total return, based on NAV[2,3]	0.68%	(36.35)%	15.64%	24.56%	12.29%
Total return, based on Market Price[4]	(2.83)%	(32.14)%	8.38%	19.98%	16.03%

Net assets applicable to common shareholders, end of year (millions)	$432	$473	$798	$728	$613

Ratios to average net assets:
Management fees	1.43	1.44	1.27	1.29	1.30
Other expenses	2.65 [5]	1.49	0.93	0.99	0.38
Subtotal	4.08 [5]	2.93	2.20	2.28	1.68
Income tax expense	0.10	— [6]	8.20	12.59	6.91
Total expenses	4.18 [5]	2.93	10.40	14.87	8.59
Net investment loss, net of income taxes	(3.12) [5]	(0.84)	(1.15)	(1.38)	(0.85)

Portfolio turnover rate	23%	8%	10%	25%	12%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$147,000	$235,000	$250,000	$210,000	$189,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[7]	409%	331%	419%	446%	424%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[7]	$4,093	$3,312	$4,191 [8]	$4,465 [8]	$4,243 [8]
Weighted Average Loan and Debt Issuance (000s)	$137,883	$247,384	$217,260	$202,800	$180,101
Weighted Average Interest Rate on Loan and Debt Issuance	4.38%[9]	2.76%	2.90%	2.65%	0.91%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$23,000	$70,000	—	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[10]	354%	255%	—	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[10]	$353,918	$255,188	—	—	—

See Notes to Financial Statements.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	15

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Includes non-recurring prepayment penalties, the write-off of debt issuance and offering costs and the write-off of preferred stock offering costs recognized during the year totaling 0.66% of average net assets.

[6]	For the year ended November 30, 2015, the net income tax benefit was 24.45%. The net income tax benefit is not reflected in the Fund’s expense ratios.

[7]

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[8]	Added to conform to current period presentation.

[9]	Includes prepayment penalties recognized during the period.

[10]

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

16	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	17

Notes to financial statements (cont’d)

the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

18	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Master limited partnerships	$569,801,465	—	—	$569,801,465
Common stocks	71,707,314	—	—	71,707,314
Total long-term investments	$641,508,779	—	—	$641,508,779
Short-term investments†	9,166,566	—	—	9,166,566
Total investments	$650,675,345	—	—	$650,675,345

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $100,000 per outstanding share) of the Mandatory Redeemable Preferred Stock), net of income taxes, by the total number of shares of common stock outstanding.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	19

Notes to financial statements (cont’d)

securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2016, the Fund estimated that approximately 97% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $47,646,217 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2015 in the amount of a $3,164,898 decrease in dividends and distributions received from investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

20	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions to common shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the year. The Fund anticipates that 100% of its current year distribution to common shareholders will be treated as return of capital. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current year distribution to the MRPS shareholders will be treated as return of capital. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(j) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	21

Notes to financial statements (cont’d)

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2012 through 2015 tax years remain open and subject to examination by tax jurisdictions.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended November 30, 2016, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

22	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$138,809,286
Sales	276,790,353

4. Derivative instruments and hedging activities

During the year ended November 30, 2016, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with State Street Bank and Trust Company (“State Street”), which allows the Fund to borrow up to an aggregate amount of $125,000,000. Unless renewed, the agreement will terminate on February 1, 2017. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $125,000,000. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding and any additional expenses. State Street and the senior secured note holders have equal access to the lien (See Note 6). The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At November 30, 2016, the Fund had $24,000,000 of borrowings outstanding per the credit agreement. Interest expense related to the loans for the year ended November 30, 2016 was $75,710. For the year ended November 30, 2016, the Fund incurred $303,153 in commitment fees. For the year ended November 30, 2016, based on the number of days during the year that the Fund had a loan outstanding, the average daily loan balance was $17,015,748 and the weighted average interest rate was 1.28%.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	23

Notes to financial statements (cont’d)

6. Senior secured notes

At November 30, 2016, the Fund had $123,000,000 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense, including prepayment penalties, related to the Senior Notes for the year ended November 30, 2016 was $5,959,753. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge, which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).

During the year ended November 30, 2016, the Fund redeemed $52,000,000 of Senior Notes. The table below summarizes the Senior Notes redeemed.

Senior secured notes:

Date of Redemption	Series	Principal Redeemed	Rate	Maturity	Redemption Price	Prepayment Penalty
December 30, 2015	Series A	$5,000,000	3.27%	February 7, 2020	102%	$100,000
December 30, 2015	Series B	$6,000,000	3.87%	February 7, 2023	102%	$120,000
December 30, 2015	Series C	$7,000,000	4.02%	February 7, 2025	102%	$140,000
February 24, 2016	Series A	$7,579,618	3.27%	February 7, 2020	102%	$151,593
February 24, 2016	Series B	$9,528,662	3.87%	February 7, 2023	102%	$190,573
February 24, 2016	Series C	$11,477,707	4.02%	February 7, 2025	102%	$229,554
February 24, 2016	Series D	$4,331,210	3.33%	August 26, 2022	102%	$86,624
February 24, 2016	Series E	$1,082,803	3.76%	August 26, 2026	102%	$21,656
		$52,000,000				$1,040,000

The table below summarizes the key terms of each series of Notes at November 30, 2016.

Senior secured notes:

Series	Principal Outstanding at November 30, 2015	Principal Redeemed	Principal Outstanding at November 30, 2016	Rate	Maturity	Estimated Fair Value
Series A	$40,000,000	$(12,579,618)	$27,420,382	3.27%	February 7, 2020	$27,870,962
Series B	$50,000,000	$(15,528,662)	$34,471,338	3.87%	February 7, 2023	$35,447,737
Series C	$60,000,000	$(18,477,707)	$41,522,293	4.02%	February 7, 2025	$42,656,650
Series D	$20,000,000	$(4,331,210)	$15,668,790	3.33%	August 26, 2022	$15,659,390
Series E	$5,000,000	$(1,082,803)	$3,917,197	3.76%	August 26, 2026	$3,910,484
	$175,000,000	$(52,000,000)	$123,000,000			$125,545,223

The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.

24	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

7. Mandatory redeemable preferred stock

At November 30, 2016, the Fund had 230 shares of fixed rate Mandatory Redeemable Preferred Stock (“MRPS”) outstanding with an aggregate liquidation value of $23,000,000. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

During the year ended November 30, 2016, the Fund redeemed 470 shares of MRPS at 102% of liquidation value plus any accumulated unpaid dividends. The table below summarizes the MRPS redeemed.

Mandatory redeemable preferred stock:

Date of Redemption	Series	Term Redemption Date	Rate	Shares Redeemed	Liquidation Preference Per Share	Aggregate Liquidation Value Redeemed	Redemption Price	Prepayment Penalty
2/24/16	Series A	3/26/20	3.69%	101	$100,000	$10,100,000	102%	$202,000
2/24/16	Series B	3/28/22	4.07%	84	$100,000	$8,400,000	102%	$168,000
2/24/16	Series C	3/26/24	4.26%	285	$100,000	$28,500,000	102%	$570,000
						$47,000,000		$940,000

The table below summarizes the key terms of each series of MRPS at November 30, 2016.

Mandatory redeemable preferred stock:

Series	Term Redemption Date	Rate	Shares at 11/30/15	Liquidation Preference Per Share	Aggregate Liquidation Value at 11/30/15	Shares Redeemed	Aggregate Liquidation Value Redeemed	Shares at 11/30/16	Aggregate Liquidation Value at 11/30/16	Estimated Fair Value
Series A	3/26/2020	3.69%	150	$100,000	$15,000,000	(101)	$(10,100,000)	49	$4,900,000	$4,947,849
Series B	3/28/2022	4.07%	125	$100,000	$12,500,000	(84)	$(8,400,000)	41	$4,100,000	$4,141,801
Series C	3/26/2024	4.26%	425	$100,000	$42,500,000	(285)	$(28,500,000)	140	$14,000,000	$14,058,075
					$70,000,000		$(47,000,000)		$23,000,000	$23,147,725

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	25

Notes to financial statements (cont’d)

least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

8. Capital shares

Under the equity shelf program, which expired on April 22, 2016, the Fund, subject to market conditions, may have raised additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering were recorded as a charge to paid-in capital. For the year ended November 30, 2015, there were no shares sold and the Fund incurred offering costs of $102,197. For the year ended November 30, 2016, there were no shares sold and the Fund did not incur offering costs.

9. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2016, the Fund did not repurchase any shares.

10. Income taxes

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Loss	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$1,014,289	—	—	$1,014,289
Deferred tax expense (benefit)	(6,286,150)	$(17,786,404)	$23,439,336	(633,218)
Total tax expense (benefit)	$(5,271,861)	$(17,786,404)	$23,439,336	$381,071

26	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$1,014,289	—	$1,014,289
Deferred tax expense (benefit)	(578,138)	$(55,080)	(633,218)
Total tax expense (benefit)	$436,151	$(55,080)	$381,071

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.1%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

During the year, the Fund’s combined federal and state income tax rate increased from 36.9% to 37.1% due to changes in the composition of MLP investments and changes in the underlying MLP activity in various state tax jurisdictions. This increase resulted in the additional income tax expense and corresponding decrease in the Fund’s effective tax rate (due to overall loss in operations during current year) outlined below.

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	35.00%	$(983,376)
State taxes, net of federal tax benefit	2.10%	(59,003)
Non-deductible distributions and prepayment penalty on MRPS	(37.63)%	1,057,296
Change in blended state tax rate from 1.9% to 2.1%	(8.30)%	233,233
Permanent items from MLP Investments	(11.10)%	311,753
Dividends received deduction	6.37%	(178,832)
Total tax expense (benefit)	(13.56)%	$381,071

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating losses, capital losses and tax credit carryforwards.

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2016 are as follows:

Deferred Tax Assets
Net operating loss carryforward	$9,435,386
Capital loss carryforward	22,587,569
Other deferred tax assets	1,314,583

Deferred Tax Liabilities
Unrealized gains on investment securities	(45,851,003)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(29,460,117)
Total net deferred tax asset (liability)	$(41,973,582)

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

At November 30, 2016 the Fund had federal and state net operating loss carryforwards of $24,919,192 and $15,289,294 (net of state apportionment), respectively (net deferred tax asset of $9,435,386). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income, as well as sufficient taxable income in each respective jurisdiction, prior to expiration of the loss carryforwards. During the year ended November 30, 2016 the Fund utilized $50,793,764 of net operating loss carryforward available from previous years. If not utilized, the federal net operating loss carryforward expires in tax years 2033 and 2034, and the state net operating loss carryforwards expire in tax years between 2018 and 2034.

Additionally, at November 30, 2016 the Fund had a capital loss carryforward of $60,882,935 (deferred tax asset of $22,587,569), which may be carried forward for 5 years. If not utilized, this capital loss will expire in tax year 2020. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward.

At November 30, 2016 the Fund also had a minimum tax credit carryforward of $1,172,093, which is available to offset against future regular federal tax liabilities. The minimum tax credit does not carry an expiration.

The amount of net operating loss carryforward differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

28	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

At November 30, 2016, the cost basis of investments for Federal income tax purposes was $448,459,630. At November 30, 2016, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	209,153,301
Gross unrealized (depreciation)	(6,937,586)
Net unrealized appreciation (depreciation) before tax	$202,215,715
Net unrealized appreciation (depreciation) after tax	$127,193,685

11. Distribution to common shareholders subsequent to November 30, 2016

The following distribution to common shareholders has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
2/17/2017	2/24/2017	$0.3200

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report	29

Report of independent registered public accounting firm

The Board of Directors and Shareholders

ClearBridge Energy Opportunity MLP Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Opportunity Fund Inc. as of November 30, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2017

30	ClearBridge Energy MLP Opportunity Fund Inc. 2016 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

ClearBridge Energy MLP Opportunity Fund Inc.	31

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

32	ClearBridge Energy MLP Opportunity Fund Inc.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end energy MLP funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of twenty-three funds, including the Fund, for the 1-year period ended June 30, 2016; seventeen funds, including the Fund, for the 3-year period ended such date; and ten funds, including the Fund, for the 5-year period ended such date. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked thirteenth among the funds in the Performance Universe for the 1-year period ended June 30, 2016; was ranked tenth among the funds in the Performance Universe for the 3-year period ended such date; and was ranked seventh among the funds in the Performance Universe for the 5-year period ended such date (first being best in these performance rankings). The Fund’s performance for each of the 1-, 3-, and 5-year periods was worse than the Performance Universe median. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In reviewing the Fund’s performance relative to the Performance Universe, the Manager noted recent challenges in the energy markets and the MLP investments. The Manager also noted differences between the investment strategies of the Fund and other Performance Universe funds. In this regard, the Manager indicated that the Fund benefited from a focus on higher growth liquid names during the “bull” market ending in 2014 and that a quality bias during the subsequent “bear” market helped to preserve its performance relative to the Performance Universe. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances (including the Fund’s limited performance history), that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

ClearBridge Energy MLP Opportunity Fund Inc.	33

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and nine other leveraged closed-end energy MLP funds, as classified by Broadridge. The ten funds in the Expense Group had average net common share assets ranging from $328.8 million to $969.9 million. Five of the other Expense Group funds were larger than the Fund and four were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked first among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Group median for that expense component. The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked sixth among the funds in the Expense Group compared on the basis of common share assets only and was slightly worse (i.e., higher) than the Expense Group median for that expense component, but was ranked second among the funds in the Expense Group compared on the basis of common share and leveraged assets and was better than the Expense Group median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked ninth among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets and were worse than the Expense Group median for that expense component. In reviewing the Broadridge Expense Information comparisons of the Fund’s actual total expenses, the Manager noted, among other things, that the Fund’s investment-related expenses, including distributions on its then outstanding mandatory redeemable preferred shares (“MRPS”) and interest expense on its senior secured notes, were higher than investment-related expenses of most of the other Expense Group funds, which relied more on less costly lines of credit for leverage. The Fund’s MRPS and senior secured notes have been replaced with a line of credit with a lower rate than the MRPS and notes, potentially decreasing the Fund’s investment-related expenses. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

34	ClearBridge Energy MLP Opportunity Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

ClearBridge Energy MLP Opportunity Fund Inc.	35

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

36	ClearBridge Energy MLP Opportunity Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

ClearBridge Energy MLP Opportunity Fund Inc.	37

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President Emeritus (since 2003), formerly Senior Board Fellow (2003 to 2015) and President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

38	ClearBridge Energy MLP Opportunity Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

ClearBridge Energy MLP Opportunity Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	150
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

40	ClearBridge Energy MLP Opportunity Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Energy MLP Opportunity Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2019 and year 2017, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

42	ClearBridge Energy MLP Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

ClearBridge Energy MLP Opportunity Fund Inc.	43

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	ClearBridge Energy MLP Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc. (“Computershare”), as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

ClearBridge Energy MLP Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by telephone at 1-877-366-6441.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of

46	ClearBridge Energy MLP Opportunity Fund Inc.

(a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will decrease, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

ClearBridge Energy MLP Opportunity Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

48	ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge

Energy MLP Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

ClearBridge Energy MLP Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

EMO

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock and preferred stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

LMFX014219 1/17 SR16-2965

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2015 and November 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,200 in 2015 and $122,400 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $42,000 in 2015 and $0 in 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment dviser that provides ongoing services to the ClearBridge Energy MLP Opportunity Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2015 and $0 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the ClearBridge Energy MLP Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ClearBridge Energy MLP Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Opportunity Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. ClearBridge Energy MLP Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the

Accountant’s independence. All services provided by the Auditor to the ClearBridge Energy MLP Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Investments LLC

(f/ka ClearBridge Advisors LLC)

(“ClearBridge”)

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 40 years of investment industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. He has 24 years of investment industry experience. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has 17 years of investment industry experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006 and has 16 years of investment industry experience. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Richard Freeman	Other Registered Investment Companies	8	$18.9 billion	None	None
	Other Pooled Vehicles	3	$2.9 billion	None	None
	Other Accounts	67,754	$18.5 billion	None	None

Chris Eades	Other Registered Investment Companies	4	$3.1 billion	None	None
	Other Pooled Vehicles	1	$500 million	None	None
	Other Accounts	2	$7 million	None	None

Michael Clarfeld	Other Registered Investment Companies	7	$10.4 billion	None	None
	Other Pooled Vehicles	2	$570 million	None	None
	Other Accounts	28,359	$8.1 billion	None	None

Peter Vanderlee	Other Registered Investment Companies	8	$11.4 billion	None	None
	Other Pooled Vehicles	6	$1.8 billion	None	None
	Other Accounts	30,407	$8.6 billion	None	None

(a)(3):

Portfolio Manager Compensation Structure (ClearBridge)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Freeman	E
Chris Eades	C
Michael Clarfeld	C
Peter Vanderlee	C

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
ClearBridge Energy MLP Opportunity Fund Inc.

Date:	January 30, 2017